Exhibit 99.1

Goldrich Mining Closes Private Placement and

Amends Notes Payable in Gold Contracts

Spokane, WA – December 8, 2015

Closing of Private Placement

Goldrich Mining Company (OTCQB - GRMC) (“Goldrich” or the “Company”) announces the Company has closed a private placement (the “Offering”) for total proceeds of US$250,000. The Company sold 250 Series C Preferred Stock of the Company and warrants at a price per preferred share of $1,000.

Each Series C Preferred Stock is convertible into common shares of the Company equal in number to $1,000.00 divided by $0.03 per share. The purchaser of each Series C Preferred Stock also received warrants to purchase shares of common stock of the Company equal in number to the total purchase price divided by 0.03 (rounded down), exercisable at any time beginning one year after the closing date for a term ending five years from the closing date at an exercise price of $0.03 per Common Share.

NGB Capital Limited acted as the placement agent for the Offering and was paid a sales commission of 10% of gross proceeds raised from the Offering and placement agent warrants equal to 10% of the total number of warrants issued. Each placement agent warrant is exercisable to purchase one share of common stock of the Company at $0.03 and shall be exercisable for five years following the closing date.

In the event that the Company sells any or all of its assets, in any combination, whether pursuant to a merger, share exchange, stock purchase, business combination or other similar transaction, for aggregate total compensation greater than $3,000,000 within a one-year period following the date of issuance of the Preferred Shares, the Purchaser shall have the right to demand that the Company redeem all or some of the outstanding Securities (the Preferred Shares, the Warrants, the Warrant Shares and the Conversion Shares) at a redemption price equal to the aggregate purchase price of such Securities being redeemed plus an additional amount equivalent to the amount of interest that would have accrued on the aggregate purchase price of the Securities being redeemed at a rate of 15% from the date of issuance of the Preferred Shares through to the date of redemption.

Amendment of Notes Payable in Gold Contracts

Goldrich also announces it has amended its notes payable in gold contracts so that only 10% (52 ounces) of the original quantity of gold due under the notes payable, or the cash equivalent thereof, will be paid in 2015, with the remaining balance to be paid by November 30, 2016. Goldrich previously paid 10% of the original quantity due in 2014, so the remaining balance due in 2016 is approximately 395 ounces. Interest of 8% will be paid on the value of the remaining quantity of gold valued at the greater of the original gold price of the notes payable in gold contracts or the price of gold on November 30, 2015. If the price of gold on November 30, 2016 is less than the original gold price of the notes payable in gold contracts, an additional amount of gold will be paid to the note holders to compensate for changes in the gold price.

This press release does not constitute an offer to sell or a solicitation of an offer to buy any of the securities described herein. None of the common stock or warrants have been or will be registered under the United States Securities Act of 1933, as amended (the “Securities Act”) or any applicable securities laws of any state of the United States and may not be offered or sold absent such registration or an available exemption therefrom. The securities were issued to qualified investors pursuant to exemptions from such registration requirements. The warrants may not be exercised except pursuant to exemptions under the Securities Act and any applicable securities laws of any state of the United States.

About Goldrich Mining

Goldrich Mining Company (OTCQB: GRMC) is a U.S. based gold exploration and development company focused on Alaska's emerging Chandalar Gold District 190 miles north of Fairbanks. The Company signed a joint-venture agreement in 2012 to develop the placer deposits of Chandalar and production is anticipated to commence in the summer of 2014. Goldrich expects to utilize the non-dilutive funds generated from placer operations to further advance hard rock exploration at Chandalar.

For additional information regarding Goldrich Mining Company or this news release, contact President and CEO Mr. William Schara via telephone at (509) 768-4468.

Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward looking statements concern use of proceeds and potential exercise of the warrants. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management.

Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans”, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might”, “should” or “will” be taken, occur or be achieved) are not statements of historical fact and may be forward-looking statements. Forward-looking statements are subject to a variety of known and unknown risks, uncertainties and other factors which could cause actual events or results to differ from those expressed or implied by the forward-looking statements, including, without limitation:

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risks related to our ability to continue as a going concern being in doubt;

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risks related to our history of losses;

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risks related to our outstanding gold forward sales contracts and notes;

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risks related to need to raise additional capital to fund our exploration and, if warranted, development and production programs;

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risks related to our property not having any proven or probable reserves

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risk related to our limited history of commercial production;

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risk related to operating a mine

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risk related to accurately forecasting production

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risks related to our dependence on a single property – the Chandalar property;

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risks related to climate and location restricting our exploration and, if warranted, development and production activities;

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risks related to our mineralization estimates being based on limited drilling data;

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risks related to our exploration activities not being commercially successful;

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risks related to actual capital costs, production or economic return being different than projected;

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risk related to our joint venture arrangements;

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risks related to mineral exploration;

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risks related to increased costs;

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risks related to a shortage of equipment and supplies;

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risk related to fluctuations in gold prices;

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risks related to title to our properties being defective;

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risks related to title to our properties being subject to claims;

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risks related to estimates of mineralized material;

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risks related to government regulation;

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risks related to environmental laws and regulation;

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risks related to land reclamation requirements;

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risks related to future legislation regarding mining laws;

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risks related to future legislation regarding climate change;

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risks related to our lack of insurance coverage for all risks;

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risks related to competition in the mining industry;

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risks related to our dependence on key personnel;

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risks related to our executive offices not dedicating 100% of their time to our company;

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risks related to potential conflicts of interest with our directors and executive officers;

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risks related to market conditions; and

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risks related to our shares of common stock.

This list is not exhaustive of the factors that may affect our forward-looking statements. Some of the important risks and uncertainties that could affect forward-looking statements are discussed in the Company’s latest Annual Report on Form 10-K and Quarterly Report on Form 10-Q and other documents filed with the U.S. Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, believed, estimated or expected. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. We disclaim any obligation subsequently to revise any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events, except as required by law.

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